Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Mizuho Securities USA LLC
TD Securities (USA) LLC
Santander Investment Securities Inc.
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Receivables Trust 2021-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “06302021_MBART 2021-1_Preliminary Pool_Data Tape_KPMG view.xls 2021-1” provided by the Company on July 8, 2021 (the ”Data File”), containing information on 47,425 motor vehicle installment sales contracts and installment loans secured by new and pre-owned Mercedes-Benz and smart automobiles (the “Receivables”) as of June 30, 2021 (the ”Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Receivables Trust 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided by the Company.

•	The term “ALFA” means the Company’s contract management system.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•
The term “Title Document” means a scanned image of the Certificate of Title, Application for Certificate of Title, Electronic Title Notification, Copy of Application, Positive Inquiry, Lien Statement, Notice of Security Interest Filing, Lien Perfection Card, Notice of Lien, or Lien Filing Acceptance.

•
The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Retail Installment Sales Contract, Title Document, Modification Letter, Vehicle, Incentive, Pricing and Subsidy System (the “VIPS2.0”), Vehicle Invoice, and screenshots contained within ALFA and/or ACE. The Receivable File, maintained and furnished to us by the Company, was represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA and/or ACE. We make no representation regarding the validity or accuracy of these documents or the execution of the Retail Installment Sales Contract by the obligor.

•	The term “Provided Information” means the Instructions, Retail Installment Sales Contract, ALFA information, ACE information, Title Document, and Receivable File for each Sample Receivable.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.
For each Sample Receivable, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attributes	Receivable File/Instructions
Customer Account Number	ALFA
Origination Date	Retail Installment Sales Contract and Instructions
Original Principal Balance	Retail Installment Sales Contract
Interest Rate	Retail Installment Sales Contract
Monthly Payment Amount	Retail Installment Sales Contract, ALFA
Original Maturity Date	ALFA
Current Maturity Date	ALFA
Number of Scheduled Payments	Retail Installment Sales Contract and Instructions
Vehicle Age Classification (Model Year)	Retail Installment Sales Contract
Obligor State	ALFA
Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract

2

Attributes	Receivable File/Instructions
Next Payment Due Date	ALFA and Instructions
Current Principal Balance	ALFA and Instructions
FICO Score	ACE and Instructions
New/Used	Retail Installment Sales Contract
Loan Type (Simple Interest)	Retail Installment Sales Contract
Sold Code Indicator	ALFA and Instructions
Recovery Indicator	ALFA and Instructions
Vehicle Manufacturer	Retail Installment Sales Contract and Instructions
Vehicle Model	Retail Installment Sales Contract and Instructions
Original First Payment Date	Retail Installment Sales Contract, Modification Letter, ALFA, and Instructions
Payment Type	Retail Installment Sales Contract, ALFA
Vehicle Value	ALFA, ACE, or Vehicle Invoice
Co-obligor Present Indicator	ACE
Subvented	ALFA
Interest Paid through Date	ALFA and Instructions
Payment to Income Ratio	ACE, Retail Installment Sales Contract, and Instructions
Current Delinquency Status	ALFA

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application. We were instructed by the Company to consider the presence of an “Application ID” field within ACE as confirmation that a Credit Application was received by the Company.

•	Title Document.

•
Legal Owner or Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “Mercedes-Benz.”

•	Truth-in-Lending Disclosure Statement (within the Retail Installment Sale Contract).

3

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
August 24, 2021

4

 Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*
1	1439	35	17571	69	36116
2	1451	36	18399	70	36264
3	2210	37	18691	71	37304
4	2464	38	18766	72	37671
5	3199	39	19446	73	38194
6	3251	40	21090	74	38374
7	4146	41	21109	75	38392
8	4766	42	21619	76	38455
9	4942	43	22607	77	38746
10	5309	44	23613	78	38982
11	5324	45	24617	79	39660
12	5929	46	25500	80	39694
13	7066	47	26009	81	39721
14	7256	48	26671	82	39724
15	7899	49	26778	83	40135
16	8016	50	27544	84	41640
17	8284	51	27658	85	41687
18	8471	52	28532	86	41730
19	9213	53	29597	87	42227
20	9529	54	30103	88	42711
21	11336	55	30667	89	43158
22	11612	56	30885	90	43764
23	13284	57	31025	91	44459
24	13472	58	31706	92	44554
25	13542	59	32358	93	45245
26	14494	60	32588	94	45511
27	14553	61	32647	95	45913
28	14804	62	33229	96	45953
29	15188	63	33796	97	46156
30	15310	64	33983	98	46327
31	15978	65	34403	99	46697
32	15994	66	34947	100	46761
33	16118	67	34965
34	17104	68	36104

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Instructions

Attribute	Instructions
Origination Date
In the event the Origination Date in the PCD_CONTRACT_DATE field in the Data File displayed a date one day earlier than the date of the Retail Installment Sales Contract, we were informed by the Company this was because of a difference of when the contract was validated and the date listed in the Retail Installment Sales Contract. For Sample Receivable #27, the Company instructed us to compare the PCD_CONTRACT_DATE in the Data File to the date in the Title Document and Credit Application.

Number of Scheduled Payments
In the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Data File did not agree to the Number of Scheduled Payments listed in the respective Retail Installment Sales Contract, subtract the number of payments waived as stated in ALFA from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract. In the event the payment waivers indicated in ALFA included one payment waiver for the first month and one partial payment waiver for the second month, subtract one payment from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract.

Next Payment Due Date
In the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that is greater than the payment due date indicated in ALFA, we were informed by the Company that this was because of a prepayment made by the obligor. For such situation, we were provided by the Company with a screenshot of obligor’s payment history from ALFA to evidence such prepayment.

Current Principal Balance
In the event the Current Principal Balance in the PCD_CURR_PRIN_BAL field in the Data File displayed a balance less than the balance in the “NBV” field in the “Monthly Accruals” screen in ALFA, we were informed by the Company that this was because a payment made by the borrower was rejected after the Cutoff Date. For Sample Receivable #50, the Company instructed us to recompute the PCD_CURR_PRIN_BAL in the Data File as the balance in the “NBV” field in the “Monthly Accruals” screen in ALFA less the balance in the “principal” field in the “Rejection” screen in ALFA.

FICO Score
Compare the primary buyer’s FICO Score per ACE to the FICO Score in the “PCD_FICO_SCORE” field in the Data File. If the Retail Installment Sales Contract had a co-buyer listed and the primary buyer’s FICO Score in ACE was “NA,” utilize the FICO Score of the co-buyer on the Retail Installment Sales Contract to compare FICO Score in the “PCD_FICO_SCORE” field in the Data File.

Sold Code Indicator	Consider the Sample Receivable to be in agreement if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank).

Attribute	Instructions
Recovery Indicator	Consider the Sample Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA.
Vehicle Manufacturer
Observe that the Vehicle Manufacturer appeared in the Retail Installment Sales Contract. Consider variations due to spelling, abbreviation, or truncation of the full Vehicle Manufacturer to be acceptable, to the extent such variation refers to “Mercedes-Benz.”

Vehicle Model
In the event the Vehicle Model in the “PCD_MODEL” field stated in the Data File did not agree with the Vehicle Model in the Retail Installment Sales Contract, compare the vehicle model listed in the VIPS2.0 to the Vehicle Model listed in the “PCD_MODEL” field in the Data File.

Original First Payment Date
In the event the Original First Payment Date in the “PCD_SCHED_FIRST_PMT_DATE” field stated in the Data File did not agree to the Original First Payment Date listed in the respective Retail Installment Sales Contract, Modification Letter, or ALFA, add the number of months waived as stated in ALFA to the Original First Payment Date in the Retail Installment Sales Contract or Modification Letter.

Interest Paid through Date
In the event the Interest Paid Through Date in the “PCD_INT_PAID_THRU_DTE” field stated in the Data File did not agree with the Interest Paid through Date listed in the ALFA, compare the date of the last payment before the Cutoff Date in ALFA to the date in “PCD_INT_PAID_THRU_ DTE” field in the Data File.

Payment to Income Ratio
Recompute using the “Monthly Payment Amount” in the Retail Installment Sales Contract divided by the “Monthly Obligor Income” in ACE. In the event the “Co-obligor Present Indicator,” in ACE, was denoted with a “1,” we were informed by the Company that the monthly income amount in ACE is the sum of “Monthly Obligor Income” and “Monthly Co-obligor Income” in ACE.